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                                                                    EXHIBIT 32.1

                Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

      In connection with the Annual Report on Form 10-K Equivalent of Birds Eye Foods, Inc. (the "Company") for the fiscal year ended June 25, 2005, as filed with the Securities and Exchange Commission (the "Commission") on September 23, 2005, and as amended by the Form 10-K/A Equivalent (Amendment No. 1) filed with the Commission on March 20, 2006 (collectively, the "Report"), I, Dennis M. Mullen, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge, the Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

   Date: March 29, 2006        /s/ Dennis M. Mullen
                               -----------------------------------------
                               Principal Executive Officer
                               (as of the date of filing of the original Report)

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